Filed Pursuant to 497(a)

File No. 333-204582

Rule 482ad

Capitala Finance Corp. Announces Public Offering of Convertible Notes Due 2022

CHARLOTTE, NC – 5/22/2017 – Capitala Finance Corp. (NasdaqGS: CPTA) (the “Company”) today announced that it is offering, subject to market and other conditions, unsecured convertible notes due 2022 (the “Notes”) in an underwritten public offering.

The Notes are expected to be listed on the NASDAQ Capital Market and to trade thereon within 30 days of the original issue date. The Notes will mature on May 31, 2022, unless previously converted or repurchased in accordance with their terms. The Notes will be convertible into shares of the Company’s common stock at a conversion rate to be determined. Interest on the Notes will be payable on February 28, May 31, August 31 and November 30 of each year, beginning on August 31, 2017. The interest rate, the conversion rate and other terms of the Notes will be determined at the time of pricing of the offering.

The Company expects to use a portion of the net proceeds from this offering, together with the net proceeds from the offering of the Company’s 6.00% fixed-rate notes due 2022 that was completed on May 16, 2017, to redeem all of the outstanding indebtedness under its 7.125% fixed-rate notes due 2021 (the “2014 Notes”), which currently amounts to approximately $113.4 million plus accrued interest. Any net proceeds from this offering in excess of the outstanding indebtedness of the 2014 Notes will be used to repay borrowings under the Company’s senior secured revolving credit agreement.

Keefe, Bruyette & Woods, A Stifel Company, is serving as the sole book-running manager.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, NY 10019 (telephone number 1-800-966-1559). The preliminary prospectus supplement, dated May 17, 2017, and accompanying prospectus, dated May 1, 2017, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

About Capitala Finance Corp.

Capitala Finance Corp. is a business development company that invests primarily in first and second liens, subordinated debt and, to a lesser extent, equity securities issued by lower and traditional middle-market companies. The Company is managed by Capitala Investment Advisors, LLC.

Forward Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s securities offering and the anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Capitala Finance Corp.

Stephen Arnall, Chief Financial Officer

704-376-5502

sarnall@capitalagroup.com